Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

	Shares	Value
COMMON STOCKS† - 4.3%
Financial - 1.8%
TPG Pace Solutions Corp.*,1	126,262	$1,256,307
KKR Acquisition Holdings I Corp. — Class A*,1	100,400	971,872
Colicity, Inc. — Class A*,1	77,778	749,780
Soaring Eagle Acquisition Corp. — Class A*,1	48,780	486,337
Acropolis Infrastructure Acquisition Corp.*,1	28,800	285,696
TPG Pace Beneficial II Corp.*,1	22,480	218,056
Sparta Systems*,†††	1,922	–
Total Financial		3,968,048
Utilities - 0.9%
TexGen Power LLC††	46,457	1,881,508
Consumer, Non-cyclical - 0.9%
ATD New Holdings, Inc.*,††	24,428	1,654,997
Save-A-Lot*,††	24,751	139,222
Targus Group International Equity, Inc.*,†††,2	32,060	78,068
Chef Holdings, Inc.*,†††	20	1,109
Total Consumer, Non-cyclical		1,873,396
Energy - 0.6%
Unit Corp.*	48,775	1,073,050
Permian Production Partners LLC†††	95,808	121,676
Legacy Reserves, Inc.*,†††	2,359	13,564
Bruin E&P Partnership Units*,†††	40,617	2,112
Total Energy		1,210,402
Technology - 0.1%
Matterport, Inc.*	9,300	149,823
Qlik Technologies, Inc. – Class A*,†††	56	78,951
Qlik Technologies, Inc. - Class B*,†††	13,812	1
Total Technology		228,775
Industrial - 0.0%
BP Holdco LLC*,†††,2	65,965	46,506
Vector Phoenix Holdings, LP*,†††	65,965	18,140
Total Industrial		64,646
Total Common Stocks
(Cost $7,626,677)		9,226,775
PREFERRED STOCKS†† - 4.6%
Financial - 4.6%
JPMorgan Chase & Co.
4.55%	49,000	1,279,880
4.20%*	40,000	1,020,400
4.63%	24,000	627,600
Wells Fargo & Co., 4.38%	50,000	1,266,000
American Equity Investment Life Holding Co., 5.95%[3]	46,000	1,264,540
Arch Capital Group Ltd. 4.55%	38,000	989,140
Bank of America Corp.
4.38%	35,000	912,800
4.13%	26,000	668,980
First Republic Bank, 4.13%	30,000	760,200
Assurant, Inc., 5.25% due 01/15/61	18,000	487,800
RenaissanceRe Holdings Ltd. 4.20%	13,000	330,330
Globe Life, Inc., 4.25% due 06/15/61	11,000	283,690
Total Financial		9,891,360
Total Preferred Stocks
(Cost $9,500,000)		9,891,360
WARRANTS† - 0.1%
Matterport, Inc.
Expiring 08/24/27*	10,610	61,644
KKR Acquisition Holdings I Corp. - Class A
Expiring 12/31/27*,1	25,100	25,100
Soaring Eagle Acquisition Corp. - Class A
Expiring 12/31/27*,1	9,756	22,244
Colicity, Inc. - Class A
Expiring 12/31/27*,1	15,555	11,355
Total Warrants
(Cost $100,988)		120,343
MONEY MARKET FUND† - 0.3%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[4]	550,828	550,828
Total Money Market Fund
(Cost $550,828)		550,828
	Face Amount~
CORPORATE BONDS†† - 97.8%
Consumer, Non-cyclical - 20.4%
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[5,6]	4,000,000	4,118,880
Kraft Heinz Foods Co.
5.00% due 06/04/42[5]	1,725,000	2,181,031
4.38% due 06/01/46[5]	850,000	984,541
4.88% due 10/01/49[5]	600,000	745,261
5.20% due 07/15/45[5]	150,000	192,300
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[5,6]	3,600,000	3,910,500
CPI CG, Inc.
8.63% due 03/15/26[5,6]	2,600,000	2,836,080
Bausch Health Companies, Inc.
4.88% due 06/01/28[5,6]	2,275,000	2,337,562
Sabre GLBL, Inc.
7.38% due 09/01/25[5,6]	1,500,000	1,586,250
9.25% due 04/15/25[6]	650,000	749,125
Nielsen Finance LLC / Nielsen Finance Co.
4.75% due 07/15/31[5,6]	1,300,000	1,283,425
5.88% due 10/01/30[5,6]	975,000	1,043,221
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[6]	2,245,000	2,295,513
US Foods, Inc.
6.25% due 04/15/25[5,6]	1,050,000	1,106,437
4.75% due 02/15/29[6]	850,000	870,188

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

	Face Amount~	Value
CORPORATE BONDS†† - 97.8% (continued)
Consumer, Non-cyclical - 20.4% (continued)
Rent-A-Center, Inc.
6.38% due 02/15/29[6]	1,650,000	$1,777,875
Sotheby's/Bidfair Holdings, Inc.
5.88% due 06/01/29[6]	1,600,000	1,650,720
Post Holdings, Inc.
4.50% due 09/15/31[5,6]	1,625,000	1,639,219
Nathan's Famous, Inc.
6.63% due 11/01/25[5,6]	1,600,000	1,632,320
Sotheby's
7.38% due 10/15/27[5,6]	1,499,000	1,590,514
Par Pharmaceutical, Inc.
7.50% due 04/01/27[5,6]	1,340,000	1,356,750
ADT Security Corp.
4.13% due 08/01/29[6]	1,050,000	1,048,646
WW International, Inc.
4.50% due 04/15/29[6]	950,000	939,312
AMN Healthcare, Inc.
4.63% due 10/01/27[5,6]	725,000	755,812
4.00% due 04/15/29[6]	100,000	103,125
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
7.00% due 12/31/27[6]	607,000	590,308
5.00% due 12/31/26[6]	250,000	248,750
Endo Luxembourg Finance Company I SARL / Endo US, Inc.
6.13% due 04/01/29[5,6]	800,000	792,000
Tenet Healthcare Corp.
7.50% due 04/01/25[5,6]	650,000	695,500
Legends Hospitality Holding Company LLC / Legends Hospitality Co-Issuer, Inc.
5.00% due 02/01/26[6]	575,000	592,250
Carriage Services, Inc.
4.25% due 05/15/29[5,6]	575,000	575,897
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
6.00% due 06/30/28[6]	478,000	298,750
9.50% due 07/31/27[5,6]	181,000	177,380
Central Garden & Pet Co.
4.13% due 04/30/31[6]	400,000	406,000
Prestige Brands, Inc.
3.75% due 04/01/31[6]	300,000	296,250
Total Consumer, Non-cyclical		43,407,692
Consumer, Cyclical - 16.5%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[5,6]	3,750,000	3,742,500
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27[5]	2,600,000	2,713,750
5.00% due 06/01/31[6]	800,000	824,000
JB Poindexter & Company, Inc.
7.13% due 04/15/26[5,6]	1,775,000	1,872,625
Boyd Gaming Corp.
8.63% due 06/01/25[5,6]	1,500,000	1,627,200
1011778 BC ULC / New Red Finance, Inc.
3.88% due 01/15/28[6]	850,000	860,625
4.00% due 10/15/30[5,6]	725,000	720,998
Scotts Miracle-Gro Co.
4.00% due 04/01/31[6]	850,000	852,125
4.38% due 02/01/32[6]	700,000	709,821
Crocs, Inc.
4.13% due 08/15/31[6]	1,400,000	1,407,000
Yum! Brands, Inc.
4.63% due 01/31/32	1,025,000	1,109,317
7.75% due 04/01/25[5,6]	250,000	269,348
Powdr Corp.
6.00% due 08/01/25[5,6]	1,275,000	1,346,642
Hilton Domestic Operating Company, Inc.
3.63% due 02/15/32[5,6]	1,350,000	1,343,250
Wabash National Corp.
5.50% due 10/01/25[5,6]	1,250,000	1,265,625
Wolverine World Wide, Inc.
4.00% due 08/15/29[6]	1,150,000	1,167,284
Clarios Global, LP / Clarios US Finance Co.
8.50% due 05/15/27[5,6]	1,050,000	1,120,875
Allison Transmission, Inc.
3.75% due 01/30/31[5,6]	1,100,000	1,098,625
Delta Air Lines, Inc.
7.00% due 05/01/25[5,6]	900,000	1,051,930
Clarios Global, LP
6.75% due 05/15/25[6]	990,000	1,048,162
Superior Plus Limited Partnership / Superior General Partner, Inc.
4.50% due 03/15/29[6]	1,000,000	1,036,250
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.
5.75% due 01/20/26[6]	925,000	974,145
Live Nation Entertainment, Inc.
6.50% due 05/15/27[6]	800,000	882,000
Air Canada
3.88% due 08/15/26[5,6]	825,000	830,165
PetSmart, Inc. / PetSmart Finance Corp.
4.75% due 02/15/28[6]	725,000	754,906
Penn National Gaming, Inc.
4.13% due 07/01/29[6]	675,000	674,156
CD&R Smokey Buyer, Inc.
6.75% due 07/15/25[5,6]	625,000	665,275
Aramark Services, Inc.
6.38% due 05/01/25[5,6]	550,000	582,203
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[5,6]	400,000	434,540
Vail Resorts, Inc.
6.25% due 05/15/25[6]	400,000	426,200

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

	Face Amount~	Value
CORPORATE BONDS†† - 97.8% (continued)
Consumer, Cyclical - 16.5% (continued)
Delta Air Lines, Inc. / SkyMiles IP Ltd.
4.75% due 10/20/28[6]	350,000	$389,375
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[6]	350,000	374,063
Picasso Finance Sub, Inc.
6.13% due 06/15/25[6]	345,000	364,837
United Airlines, Inc.
4.63% due 04/15/29[6]	275,000	285,368
Superior Plus, LP
4.25% due 05/18/28[6]	CAD 350,000	284,673
Williams Scotsman International, Inc.
4.63% due 08/15/28[6]	125,000	129,688
Total Consumer, Cyclical		35,239,546
Financial - 16.5%
Barclays plc
7.75%[3,5,7]	3,000,000	3,281,250
OneMain Finance Corp.
7.13% due 03/15/26[5]	1,100,000	1,284,250
3.88% due 09/15/28	800,000	803,744
4.00% due 09/15/30	500,000	501,070
8.88% due 06/01/25[5]	350,000	383,845
6.63% due 01/15/28	200,000	230,846
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[6]	3,000,000	3,075,000
NFP Corp.
6.88% due 08/15/28[5,6]	2,850,000	2,924,812
Hunt Companies, Inc.
5.25% due 04/15/29[6]	2,975,000	2,915,500
Kennedy-Wilson, Inc.
4.75% due 02/01/30	1,450,000	1,489,556
5.00% due 03/01/31	825,000	858,239
4.75% due 03/01/29[5]	425,000	437,206
LPL Holdings, Inc.
4.00% due 03/15/29[5,6]	1,847,000	1,886,341
4.38% due 05/15/31[6]	550,000	569,250
United Wholesale Mortgage LLC
5.50% due 04/15/29[5,6]	1,625,000	1,592,500
5.50% due 11/15/25[6]	610,000	625,250
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[5,6]	1,650,000	1,786,802
Wilton RE Ltd.
6.00%†††,3,5,6,7	1,500,000	1,635,255
Iron Mountain, Inc.
5.63% due 07/15/32[5,6]	1,500,000	1,629,158
Home Point Capital, Inc.
5.00% due 02/01/26[5,6]	1,350,000	1,167,750
AmWINS Group, Inc.
4.88% due 06/30/29[6]	1,025,000	1,041,656
Quicken Loans LLC / Quicken Loans Company-Issuer, Inc.
3.88% due 03/01/31[6]	1,000,000	1,022,963
Charles Schwab Corp.
4.00%[3,7]	800,000	835,800
PHM Group Holding Oy
4.75% due 06/18/26	EUR 600,000	718,583
HUB International Ltd.
7.00% due 05/01/26[5,6]	550,000	569,030
Liberty Mutual Group, Inc.
4.30% due 02/01/61[6]	500,000	473,807
Assurant, Inc.
7.00% due 03/27/48[3,5]	400,000	468,587
Alliant Holdings Intermediate LLC / Alliant Holdings Company-Issuer
4.25% due 10/15/27[5,6]	375,000	375,937
SBA Communications Corp.
3.13% due 02/01/29[6]	333,000	327,172
Hampton Roads PPV LLC
6.62% due 06/15/53[6]	235,000	265,000
Total Financial		35,176,159
Industrial - 14.2%
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[5,6]	3,092,000	3,424,390
6.25% due 03/15/26[6]	1,425,000	1,464,188
Artera Services LLC
9.03% due 12/04/25[5,6]	2,850,000	3,113,625
Grinding Media, Inc. / Moly-Cop AltaSteel Ltd.
7.38% due 12/15/23[5,6]	2,944,000	2,991,693
Cleaver-Brooks, Inc.
7.88% due 03/01/23[5,6]	2,753,000	2,715,009
Harsco Corp.
5.75% due 07/31/27[5,6]	1,999,000	2,073,963
TransDigm, Inc.
8.00% due 12/15/25[5,6]	1,750,000	1,872,500
Builders FirstSource, Inc.
4.25% due 02/01/32[5,6]	1,675,000	1,720,610
Howmet Aerospace, Inc.
3.00% due 01/15/29	1,175,000	1,200,591
5.95% due 02/01/37[5]	375,000	472,969
GrafTech Finance, Inc.
4.63% due 12/15/28[5,6]	1,625,000	1,657,500
Great Lakes Dredge & Dock Corp.
5.25% due 06/01/29[5,6]	1,350,000	1,393,875
Standard Industries, Inc.
3.38% due 01/15/31[5,6]	1,100,000	1,057,204
Amsted Industries, Inc.
4.63% due 05/15/30[5,6]	950,000	988,000
Mauser Packaging Solutions Holding Co.
8.50% due 04/15/24[6]	750,000	774,375
Intertape Polymer Group, Inc.
4.38% due 06/15/29[6]	600,000	612,234
Brundage-Bone Concrete Pumping Holdings, Inc.
6.00% due 02/01/26[6]	475,000	495,781
Arcosa, Inc.
4.38% due 04/15/29[5,6]	350,000	359,625
Summit Materials LLC / Summit Materials Finance Corp.
5.25% due 01/15/29[6]	325,000	344,094

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

	Face Amount~	Value
CORPORATE BONDS†† - 97.8% (continued)
Industrial - 14.2% (continued)
APi Group DE, Inc.
4.13% due 07/15/29[6]	350,000	$343,000
EnerSys
4.38% due 12/15/27[5,6]	325,000	341,250
Atkore, Inc.
4.25% due 06/01/31[5,6]	275,000	284,281
Hillenbrand, Inc.
3.75% due 03/01/31	250,000	251,875
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27[5,8]	267,186	244,705
Total Industrial		30,197,337
Communications - 13.9%
Mav Acquisition Corp.
8.00% due 08/01/29[6]	3,150,000	3,094,875
5.75% due 08/01/28[5,6]	2,425,000	2,419,423
Altice France S.A.
8.13% due 02/01/27[5,6]	1,300,000	1,412,125
5.13% due 07/15/29[5,6]	1,325,000	1,339,601
5.13% due 01/15/29[5,6]	775,000	780,658
7.38% due 05/01/26[6]	453,000	470,200
Cengage Learning, Inc.
9.50% due 06/15/24[6]	3,560,000	3,657,900
LCPR Senior Secured Financing DAC
6.75% due 10/15/27[5,6]	1,600,000	1,710,000
5.13% due 07/15/29[6]	650,000	672,750
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 06/01/33[5,6]	1,225,000	1,267,422
4.25% due 01/15/34[6]	750,000	756,750
4.50% due 05/01/32	325,000	339,576
UPC Broadband Finco BV
4.88% due 07/15/31[5,6]	2,000,000	2,042,100
Level 3 Financing, Inc.
3.63% due 01/15/29[5,6]	1,500,000	1,455,675
3.75% due 07/15/29[5,6]	600,000	585,000
Vmed O2 UK Financing I plc
4.25% due 01/31/31[6]	1,225,000	1,231,150
4.75% due 07/15/31[6]	650,000	667,875
Virgin Media Secured Finance plc
4.50% due 08/15/30[5,6]	1,200,000	1,217,160
CSC Holdings LLC
4.63% due 12/01/30[5,6]	1,125,000	1,103,006
Sirius XM Radio, Inc.
3.88% due 09/01/31[6]	900,000	894,375
Houghton Mifflin Harcourt Publishers, Inc.
9.00% due 02/15/25[5,6]	800,000	850,000
AMC Networks, Inc.
4.25% due 02/15/29[5]	800,000	794,000
Ziggo BV
4.88% due 01/15/30[6]	725,000	746,750
TripAdvisor, Inc.
7.00% due 07/15/25[6]	225,000	237,960
Total Communications		29,746,331
Energy - 8.4%
Global Partners Limited Partnership / GLP Finance Corp.
6.88% due 01/15/29[5]	1,955,000	2,028,078
7.00% due 08/01/27[5]	775,000	805,264
NuStar Logistics, LP
6.38% due 10/01/30[5]	2,025,000	2,239,083
5.63% due 04/28/27	200,000	212,703
6.00% due 06/01/26	125,000	135,285
ITT Holdings LLC
6.50% due 08/01/29[6]	2,000,000	2,040,000
CVR Energy, Inc.
5.75% due 02/15/28[5,6]	1,650,000	1,629,111
Indigo Natural Resources LLC
5.38% due 02/01/29[6]	1,400,000	1,445,500
Parkland Corp.
4.50% due 10/01/29[5,6]	1,300,000	1,332,500
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25[5]	1,350,000	1,215,000
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26	1,000,000	1,025,000
Comstock Resources, Inc.
7.50% due 05/15/25[5,6]	970,000	1,003,950
Venture Global Calcasieu Pass LLC
4.13% due 08/15/31[6]	775,000	813,750
Occidental Petroleum Corp.
4.63% due 06/15/45	750,000	776,250
DT Midstream, Inc.
4.13% due 06/15/29[6]	425,000	435,625
Rattler Midstream, LP
5.63% due 07/15/25[5,6]	400,000	420,000
Viper Energy Partners, LP
5.38% due 11/01/27[5,6]	200,000	209,780
Basic Energy Services, Inc.
due 10/15/23[8,9]	575,000	56,062
Total Energy		17,822,941
Basic Materials - 4.2%
Carpenter Technology Corp.
6.38% due 07/15/28[5]	1,850,000	2,004,596
Kaiser Aluminum Corp.
4.63% due 03/01/28[5,6]	1,000,000	1,037,500
4.50% due 06/01/31[6]	500,000	518,125
Minerals Technologies, Inc.
5.00% due 07/01/28[5,6]	1,350,000	1,414,125
Valvoline, Inc.
3.63% due 06/15/31[5,6]	1,325,000	1,318,375
Arconic Corp.
6.00% due 05/15/25[5,6]	850,000	899,768
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.00% due 07/01/28[6]	750,000	828,750

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

	Face Amount~	Value
CORPORATE BONDS†† - 97.8% (continued)
Basic Materials - 4.2% (continued)
Compass Minerals International, Inc.
6.75% due 12/01/27[5,6]	650,000	$688,187
Clearwater Paper Corp.
4.75% due 08/15/28[6]	200,000	205,340
Mirabela Nickel Ltd.
due 06/24/19[8,9]	1,279,819	63,991
Total Basic Materials		8,978,757
Technology - 2.2%
NCR Corp.
5.25% due 10/01/30[5,6]	1,025,000	1,071,125
6.13% due 09/01/29[5,6]	750,000	817,500
5.13% due 04/15/29[6]	400,000	414,735
Boxer Parent Company, Inc.
7.13% due 10/02/25[5,6]	1,150,000	1,231,018
Playtika Holding Corp.
4.25% due 03/15/29[6]	875,000	882,656
Booz Allen Hamilton, Inc.
4.00% due 07/01/29[5,6]	325,000	336,781
Total Technology		4,753,815
Utilities - 1.5%
Terraform Global Operating LLC
6.13% due 03/01/26[5,6]	3,075,000	3,163,406
Total Corporate Bonds
(Cost $203,487,035)		208,485,984
SENIOR FLOATING RATE INTERESTS††,11 - 33.6%
Consumer, Cyclical - 10.4%
NES Global Talent
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 05/11/23	4,471,169	4,191,721
Accuride Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	3,686,693	3,506,303
Alexander Mann
5.11% (6 Month GBP LIBOR + 5.00%, Rate Floor: 5.00%) due 06/16/25	GBP 1,150,000	1,517,236
5.20% (6 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 06/16/25	1,300,000	1,252,875
SP PF Buyer LLC
4.58% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 12/22/25	1,500,459	1,474,666
BRE/Everbright M6 Borrower LLC
due 08/19/26	1,200,000	1,194,000
EnTrans International LLC
6.08% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24	1,285,775	1,186,127
CHG Healthcare Services, Inc.
4.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 06/07/23	872,860	871,524
PetSmart LLC
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/11/28	850,000	850,706
First Brands Group LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 03/30/27	648,375	652,427
SHO Holding I Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 04/26/24	682,807	636,717
6.23% (3 Month USD LIBOR + 5.23%, Rate Floor: 6.23%) due 04/29/24	11,316	10,553
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
4.58% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/03/25	621,360	592,622
Alterra Mountain Co.
4.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 08/17/28	593,147	589,813
Drive Chassis (DCLI)
7.12% (3 Month USD LIBOR + 7.00%, Rate Floor: 7.00%) due 04/10/26	500,000	505,155
Checkers Drive-In Restaurants, Inc.
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 04/25/24	480,000	449,602
Holding SOCOTEC
due 06/30/28	450,000	449,159
PT Intermediate Holdings III LLC
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 10/15/25†††	393,120	391,154
American Tire Distributors, Inc.
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	225,417	224,669
8.50% (1 Month USD LIBOR + 7.50% and 3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24	146,538	146,355
Blue Nile, Inc.
7.50% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23	380,000	358,625
Mavis Tire Express Services TopCo Corp.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 05/04/28	325,000	324,818

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,11 - 33.6% (continued)
Consumer, Cyclical - 10.4% (continued)
Rent-A-Center, Inc.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 02/17/28	274,313	$275,256
BBB Industries LLC
4.58% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 08/01/25	266,841	266,091
BidFair MergeRight, Inc.
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 01/15/27†††	238,625	239,669
Total Consumer, Cyclical		22,157,843
Industrial - 6.7%
BHI Investments LLC
9.75% (3 Month USD LIBOR + 8.75%, Rate Floor: 9.75%) due 02/28/25†††	3,000,000	2,947,500
NA Rail Hold Co. LLC
4.65% (3 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 10/19/26	2,471,479	2,468,390
YAK MAT (YAK ACCESS LLC)
10.13% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	2,625,000	2,021,250
Mileage Plus Holdings LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27	1,500,000	1,590,000
Diversitech Holdings, Inc.
8.50% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25†††	1,000,000	1,000,000
Pelican Products, Inc.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/01/25	935,445	929,599
DXP Enterprises, Inc.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 12/23/27	696,500	694,327
Tank Holdings Corp.
5.75% (1 Month USD LIBOR + 5.00% and 3 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 03/26/26	651,200	650,386
Arcline FM Holdings LLC
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 06/23/28	650,000	643,500
Pro Mach Group, Inc.
due 08/31/28	473,184	473,482
Aegion Corp.
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 05/17/28	350,000	352,625
US Farathane LLC
due 12/23/24	290,000	287,100
Air Canada
4.25% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 08/11/28	250,000	249,598
Total Industrial		14,307,757
Consumer, Non-cyclical - 5.6%
Springs Window Fashions
8.58% (1 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26	2,900,000	2,901,450
Cambrex Corp.
4.25% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 12/04/26	1,678,814	1,675,456
HAH Group Holding Co. LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/29/27	1,097,550	1,098,242
Quirch Foods Holdings LLC
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 10/27/27	995,000	997,487
Moran Foods LLC
11.75% (2 Month USD LIBOR, Rate Floor: 1.00%) (in-kind rate was 10.75%) due 10/01/24[10]	541,659	475,306
8.00% (1 Month USD LIBOR, Rate Floor: 1.00%) (in-kind rate was 7.00%) due 04/01/24[10]	437,672	457,368
Southern Veterinary Partners LLC
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 10/05/27	874,394	875,487
SCP Eye Care Services LLC
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 03/16/28†††	767,045	765,128
Women's Care Holdings, Inc.
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 01/17/28	575,000	572,487
National Mentor Holdings, Inc.
4.50% (1 Month USD LIBOR + 3.75% and 3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/02/28	526,470	524,828
Balrog Acquisition, Inc.
due 09/05/28	425,000	423,937

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,11 - 33.6% (continued)
Consumer, Non-cyclical - 5.6% (continued)
Gibson Brands, Inc.
5.75% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 06/23/28	425,000	$420,750
Blue Ribbon LLC
6.75% (3 Month USD LIBOR + 6.00%, Rate Floor: 6.75%) due 05/08/28	372,656	354,955
Kronos Acquisition Holdings, Inc.
4.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/22/26	323,375	315,090
Total Consumer, Non-cyclical		11,857,971
Technology - 3.1%
24-7 Intouch, Inc.
4.83% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 08/25/25	2,382,625	2,379,647
1A Smart Start LLC
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 08/19/27	972,662	969,822
Peraton Corp.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/01/28	847,875	847,697
Polaris Newco LLC
4.50% (6 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 06/02/28	750,000	749,100
Provation Software Group, Inc.
5.50% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 12/22/27	548,625	541,767
Taxware Holdings (Sovos Compliance LLC)
5.00% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.00%) due 08/11/28	511,644	513,179
Apttus Corp.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/08/28	325,000	325,650
Atlas CC Acquisition Corp.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/25/28	300,000	300,666
Total Technology		6,627,528
Financial - 2.3%
Teneo Holdings LLC
6.25% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 07/11/25	3,436,866	3,397,342
Franchise Group, Inc.
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 03/10/26	652,356	654,398
Avison Young (Canada), Inc.
6.13% (3 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 01/30/26	589,454	581,102
Eisner Advisory Group
6.00% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.25%) due 07/28/28	295,455	293,608
Total Financial		4,926,450
Communications - 1.9%
Flight Bidco, Inc.
7.58% (1 Month USD LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26	2,415,000	2,270,100
McGraw Hill LLC
5.25% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.25%) due 07/28/28	1,000,000	992,500
Cengage Learning Acquisitions, Inc.
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 07/14/26	450,000	450,999
Syndigo LLC
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 12/15/27†††	299,250	298,502
Xplornet Communications, Inc.
4.83% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 06/10/27	99,248	99,035
Houghton Mifflin Co.
7.25% (1 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 11/22/24	3,807	3,805
Total Communications		4,114,941
Utilities - 1.5%
Panda Hummel
7.00% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 10/27/22	1,385,714	1,298,525
3.83% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 04/27/22†††	483,516	449,670
Panda Stonewall
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 11/12/21	1,136,694	1,021,604
Hamilton Projects Acquiror LLC
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/17/27	297,744	295,759
Total Utilities		3,065,558
Energy - 1.3%
SeaPort Financing LLC
5.59% (1 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 10/31/25†††	2,507,812	2,482,734

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,11 - 33.6% (continued)
Energy - 1.3% (continued)
Permian Production Partners LLC
9.00% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) (in-kind rate was 2.00%) due 11/24/25†††,10	382,819	$344,537
Total Energy		2,827,271
Basic Materials - 0.8%
Barentz Midco BV
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 11/30/27	1,293,508	1,293,508
Ascend Performance Materials Operations LLC
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 08/27/26	294,769	298,592
Pregis TopCo LLC
4.50% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 07/31/26	120,000	119,850
Total Basic Materials		1,711,950
Total Senior Floating Rate Interests
(Cost $71,461,525)		71,597,269
ASSET-BACKED SECURITIES†† - 1.1%
Collateralized Loan Obligations - 0.8%
Monroe Capital CLO Ltd.
2017-1A, 3.74% (3 Month USD LIBOR + 3.60%, Rate Floor: 0.00%) due 10/22/26[6,11]	1,000,000	998,181
Treman Park CLO Ltd.
2015-1A, due 10/20/28[5,6,12]	500,000	391,640
Dryden 41 Senior Loan Fund
2015-41A, due 04/15/31[6,12]	600,000	272,289
Total Collateralized Loan Obligations		1,662,110
Transport-Aircraft - 0.2%
Castlelake Aircraft Structured Trust
2021-1A, 6.66% due 01/15/46[6]	437,620	474,545
Financial - 0.1%
NCBJ
2015-1A, 5.88% due 07/08/22†††,5	111,991	113,593
Total Asset-Backed Securities
(Cost $2,227,127)		2,250,248
Total Investments - 141.8%
(Cost $294,954,180)		$ 302,122,807
	Contracts
LISTED OPTIONS WRITTEN† - (0.0)%
Call options on:
Matterport, Inc. Expiring March 2022 with strike price of $17.50 (Notional Value $35,442)	22	(5,995)
Matterport, Inc. Expiring March 2022 with strike price of $15.00 (Notional Value $114,381)	71	(25,560)
Total Listed Options Written
(Premiums received $33,778)		(31,555)
Other Assets & Liabilities, net - (41.8)%		(88,983,839)
Total Net Assets - 100.0%		$ 213,107,413

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	GBP	Sell	1,139,000	1,579,440 USD	9/16/2021	$13,221
Barclays Bank plc	CAD	Sell	361,000	288,598 USD	9/16/2021	2,377
Barclays Bank plc	EUR	Sell	615,000	722,419 USD	9/16/2021	(4,146)
						$11,452
~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Special Purpose Acquisition Company (SPAC).
[2]	Affiliated issuer.
[3]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[4]	Rate indicated is the 7-day yield as of August 31, 2021.
[5]	All or a portion of these securities have been physically segregated in connection with borrowings, reverse repurchase agreements and unfunded loan commitments. As of August 31, 2021, the total value of securities segregated was $112,848,574.
[6]	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $177,538,435 (cost $173,033,995), or 83.3% of total net assets.
[7]	Perpetual maturity.
[8]	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $364,758 (cost $1,998,212), or 0.2% of total net assets — See Note 7.
[9]	Security is in default of interest and/or principal obligations.
[10]	Payment-in-kind security.
[11]	Variable rate security. Rate indicated is the rate effective at August 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
[12]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.

CAD — Canadian Dollar
EUR — Euro
GBP — British Pound
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
PPV — Public-Private Venture
SARL — Société à Responsabilité Limitée

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund's investments at August 31, 2021 (See Note 4 in the Notes to Schedule of Investments):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$ 5,190,921	$ 3,675,727	$ 360,127	$ 9,226,775
Preferred Stocks	2,927,880	6,963,480	—	9,891,360
Warrants	120,343	—	—	120,343
Money Market Fund	550,828	—	—	550,828
Corporate Bonds	—	206,850,729	1,635,255	208,485,984
Senior Floating Rate Interests	—	62,678,375	8,918,894	71,597,269
Asset-Backed Securities	—	2,136,655	113,593	2,250,248
Forward Foreign Currency Exchange Contracts**	—	15,598	—	15,598
Total Assets	$ 8,789,972	$ 282,320,564	$ 11,027,869	$ 302,138,405

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Options Written	$ 31,555	$ —	$ —	$ 31,555
Forward Foreign Currency Exchange Contracts**	—	4,146	—	4,146
Unfunded Loan Commitments (Note 6)	—	—	425,244	425,244
Total Liabilities	$ 31,555	$ 4,146	$ 425,244	$ 460,945

** This derivative is reported as unrealized appreciation/depreciation at period end.

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $82,966,052 are categorized as Level 2 within the disclosure hierarchy — See Note 3.

The following is a summary of the significant unobservable inputs used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy:

Category	Ending Balance at August 31, 2021	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$113,593	Yield Analysis	Yield	2.7%	—
Common Stocks	236,338	Enterprise Value	Valuation Multiple	2.1x-18.5x	9.8x
Common Stocks	121,676	Model Price	Market Comparable Yields	12.1%	—
Common Stocks	2,112	Model Price	Liquidation Value	—	—
Common Stocks	1	Model Price	Purchase Price	—	—
Corporate Bonds	1,635,255	Third Party Pricing	Vendor Price	—	—
Senior Floating Rate Interests	5,731,725	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	2,947,500	Model Price	Market Comparable Yields	10.4%	—
Senior Floating Rate Interests	239,669	Third Party Pricing	Vendor Price	—	—
Total Assets	$11,027,869
Liabilities:
Unfunded Loan Commitments	$425,244	Model Price	Purchase Price	—	—
* Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, market comparable yields, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended August 31, 2021, the Fund had securities with a total value of $239,669 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $9,371,482 transfer into Level 2 from Level 3 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended August 31, 2021:

	Assets					Liabilities
	Asset-Backed Securities	Corporate Bonds	Senior Floating Rate Interests	Common Stocks	Total Assets	Unfunded Loan Commitments

Beginning Balance	$141,856	$1,612,995	$18,770,282	$1,763,878	$22,289,011	$(190,848)
Purchases/(Receipts)	-	-	25,682	-	25,682	(352,014)
(Sales, maturities and paydowns)/Fundings	(26,992)	-	(2,674,258)	(112,461)	(2,813,711)	21,672
Amortization of premiums/discounts	-	-	190,408	-	190,408	-
Total realized gains (losses) included in earnings	-	-	-	112,460	112,460	91,794
Total change in unrealized appreciation (depreciation) included in earnings	(1,271)	22,260	(55,626)	390,469	355,832	4,152
Transfers into Level 3	-	-	239,669	-	239,669	-
Transfers out of Level 3	-	-	(7,577,263)	(1,794,219)	(9,371,482)	-
Ending Balance	$113,593	$1,635,255	$8,918,894	$360,127	$11,027,869	$(425,244)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at August 31, 2021	$(1,271)	$22,260	$(23,761)	$(76,515)	$(79,287)	$33,797

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended August 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 05/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 08/31/21	Shares 08/31/21
Common Stocks
BP Holdco LLC*	$23,259	$–	$–	$–	$23,247	$46,506	65,965
Targus Group International Equity, Inc.*	74,516	–	–	–	3,552	78,068	32,060
	$97,775	$–	$–	$–	$26,799	$124,574
*     Non-Income Producing Security

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Credit Allocation Fund (the “Fund”) was organized as a Delaware statutory trust on June 7, 2012, and commenced investment operations on June 26, 2013. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to seek total return through a combination of current income and capital appreciation.

For information on the Fund’s other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual shareholder report.

Note 2 – Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund's investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund's securities and/or other assets.

Valuations of the Fund's securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund's officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their net asset value as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.

The values of swap agreements entered into by the Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value". Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

The Fund may acquire an interest in a special purpose acquisition company ("SPAC") in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 3 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Schedule of Investments.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

The Fund may utilize derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Speculation: the use of an instrument to express macro-economic and other investment views.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) or a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund's assets. As a result, such transactions may increase fluctuations in the market value of the Fund's assets.

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At August 31, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
$ 294,990,586	$ 11,122,904	$ (4,010,786)	$ 7,112,118

Note 6 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of August 31, 2021. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

The unfunded loan commitments as of August 31, 2021, were as follows:

Borrower	Maturity Date		Face Amount*	Value
Alexander Mann	12/16/24	GBP	1,250,000	$143,216
CCC Information Services, Inc.	04/27/22		450,000	189
Datix Bidco Ltd.	09/22/21	GBP	775,000	–
Eisner Advisory Group	08/13/28		29,545	185
Examworks Group, Inc.	01/27/23		500,000	23,694
Medline Industries, Inc.	08/06/22		2,950,000	–
National Mentor Holdings, Inc.	03/02/28		22,333	103
Polaris Newco LLC	06/04/26		2,000,000	256,350
Pro Mach Group, Inc.	08/12/28		76,816	–
PT Intermediate Holdings III LLC	10/15/25		23,745	119
SCP Eye Care Services LLC	03/16/28		132,955	332
Southern Veterinary Partners LLC	10/05/27		121,212	1,056
Taxware Holdings (Sovos Compliance LLC)	08/11/28		88,356	–
				$425,244

* The face amount is denominated in U.S. dollars unless otherwise indicated.
GBP – British Pound

Note 7– Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Basic Energy Services, Inc.
due 10/15/23[1]	09/25/18	$572,315	$56,062
Mirabela Nickel Ltd.
due 06/24/19[1]	12/31/13	1,160,920	63,991
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27[2]	02/05/14	264,977	244,705
		$1,998,212	$364,758

[1]	Security is in default of interest and/or principal obligations.
[2]	All or a portion of these securities have been physically segregated in connection with unfunded loan commitments.

Note 8 – COVID-19

The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the Fund’s investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

Note 9 - Subsequent Event
As previously announced on August 24, 2021, the Fund's shareholders approved a merger of the Fund with and into Guggenheim Strategic Opportunities Fund to be effective with the open of the New York Stock Exchange on October 25, 2021, subject to the satisfaction of certain customary closing conditions.

OTHER INFORMATION (Unaudited)	August 31, 2021

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications defined by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.